SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 1, 2001

                          GRAND COURT LIFESTYLES, INC.
             (Exact name of registrant as specified in its charter)

Delaware                               0-21249                      22-3423087
(State or other                      (Commission                  (IRS Employer
jurisdiction of                      File Number)                 Identification
incorporation)                                                    Number)

2650 North Military Trail, Suite 350, Boca Raton, Florida            33431
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (561) 997-0323

                                       n/a
             (Former name or address, if changed since last report)

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      Item 2.  Acquisition or Disposition of Assets

      As previously reported: on March 20, 2000, Grand Court Lifestyles, Inc. (the "Company") filed a petition for reorganization in the United States Bankruptcy Court, District of New Jersey (the "Bankruptcy Court"), Case No. 00-32578 (NLW), under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"); on June 27, 2000, at the request of the Equity Holders Committee, the Official Committee of Unsecured Creditors (collectively, the "Official Committees") and the U.S. Trustee, with the Company's consent, the Bankruptcy Court ordered the appointment of an examiner pursuant to Section 1104(c)(2) of the Bankruptcy Code; on July 7, 2000, Brian T. Moore, CPA, of Arthur Andersen LLP, was appointed as examiner (the "Examiner"); on November 10, 2000, by application (the "Application") to the Bankruptcy Court, the Company requested, among other things, authorization, pursuant to Section 363 and other sections of the Bankruptcy Code, to sell (A) substantially all of the Company's interests in its portfolio of senior living communities (the "Senior Living Assets") and (B) the rights relating to the management of such senior living communities (the "Management Rights"), and to reduce the claims held by limited partners against the Company (the "Claims Reduction"); in the Application, the Company further requested that the Bankruptcy Court establish sale and bidding procedures for the Senior Living Assets (the "Procedures"), approve the form of solicitation to limited partners (the "Solicitation Materials") and authorize the settlement of the controversy regarding the motion of the Equity Holders Committee to terminate the Company's partnership and management agreements; on November 16, 2000, the Bankruptcy Court entered an order which, among other things, approved the Procedures and Solicitation Materials.

      As previously reported: on December 27, 2000, the Bankruptcy Court entered an order (identified on Exhibit 99.1) which, among other things, approved the sale of the Senior Living Assets and the Management Rights (the "Proposed Sale") to GFB-AS Investors, LLC, a Delaware limited liability company (the "Purchaser") whose members are Apollo Real Estate Advisors IV, L.P., Fortress Investment Group LLC and Michael L. Ashner, for $10,250,000, subject to the terms and conditions of the form of an asset purchase agreement among the parties (identified on Exhibit 99.2). The Official Committees and the Company determined that the price offered by the Purchaser was the highest and best offer received at the auction of the Senior Living Assets and Management Rights conducted on December 20, 2000 in accordance with the Procedures.

      On February 1, 2001, the Company and the Official Committees (collectively, the "Selling Parties") and the Purchaser executed and delivered an Asset Purchase Agreement (identified on Exhibit 99.3) and the Proposed Sale was consummated with the Purchaser pursuant to the terms of such agreement, which terms are substantially identical to the terms of the form of the agreement described above. In accordance with an order (identified on Exhibit 99.4) entered by the Bankruptcy Court on February 6, 2001 (the "Order") effective nunc pro tunc as of January 30, 2001, authorizing the Selling Parties to waive conditions precedent and execute, deliver and close on the sale transaction with the Purchaser on the Proposed Sale at the earliest possible date in accordance with the Bankruptcy Court's December 27, 2000 order, the Company waived certain closing conditions. As part of the same transaction, the Company also entered into a certain Transition Services Agreement dated as of February 1, 2001 ("Transition Agreement") pursuant to which the Company agreed to provide certain administrative and other services to the Purchaser for a period of not less than 90 days or more than 150 days. Pursuant to the Transition

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Agreement, the Purchaser will pay consideration of $190,000 for the first month and $160,000 for each additional consecutive month. All documents filed with the Bankruptcy Court are available to the public.

      This Report (including, but not limited to, Exhibits 99.1, 99.2, 99.3 and
99.4 hereto) contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the decisions of the Bankruptcy Court, the Official Committees, the Examiner and the Company's creditors, the Company's ability to successfully reorganize, the possibility of liquidation if the Company cannot successfully reorganize and competitive factors affecting the long-term care services industry. For a discussion of other important factors, refer to the Company's documents and reports that are available from the Securities and Exchange Commission, including the Company's Annual Report on Form 10K for the fiscal year ended January 31, 1999 at Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations - Safe Harbor for Forward-Looking Statements." Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words "anticipates," "expects", "intends", "believes", and similar expressions. The Company's actual results could differ materially from such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

      Item 7. Exhibits

      99.1 The Bankruptcy Court's December 27, 2000 Order Authorizing (I) Sale of Substantially All of the Debtor's Interests in its Senior Living Portfolio;
(II) Reduction of Claims Held by Limited Partners against the Debtor; and (III) Approval of Settlement of Controversy Regarding the Motion of the Official Committee of Unsecured Equity Investors to Terminate the Debtor's Partnership and Management Agreements (incorporated by reference from Exhibit 99.2 to the Company's Form 8-K filed with the Securities and Exchange Commission January 10,
2001)

      99.2 Form of Asset Purchase Agreement by and among Grand Court Lifestyles, Inc. and its affiliates, the Official Committee of Unsecured Creditors of Grand Court Lifestyles, Inc., GFB-AS Investors, LLC and the Official Committee of the Unsecured Equity Investors of Grand Court (incorporated by reference from
Exhibit 99.1 to the Company's Form 8-K filed with the Securities and Exchange Commission January 10, 2001)

      99.3 Asset Purchase Agreement by and among Grand Court Lifestyles, Inc. and its affiliates, the Official Committee of Unsecured Creditors of Grand Court Lifestyles, Inc., GFB-AS Investors, LLC and the Official Committee of the Unsecured Equity Investors of Grand Court

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      99.4 The Bankruptcy Court's February 6, 2001 Order (effective nunc pro tunc as of January 30, 2001) Authorizing Selling Parties to Waive Conditions Precedent and Close on Sale Transaction with GFB-AS

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GRAND COURT LIFESTYLES, INC.


                              By: /s/ John Luciani
                              JOHN LUCIANI,
                              Chairman of the Board and Chief Executive Officer

Dated: February 15, 2001